UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22550

Name of Fund: BlackRock Preferred Partners LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Preferred Partners LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2015

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Preferred Partners LLC

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Member Letter

Dear Member,

This report reflects your Fund’s reporting period ended September 30, 2014. The following review is intended to provide you with additional market perspective over the past 12 months.

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19
HFRI Fund of Funds Composite Index	1.80	6.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014

Fund Overview

BlackRock Preferred Partners LLC’s (the “Fund”) investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and a relatively low degree of correlation to the equity markets. The Fund seeks to achieve its investment objective by investing directly or indirectly in private funds or other pooled investment vehicles or accounts organized outside the United States (“Portfolio Funds”) generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term horizon. The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended September 30, 2014, the Fund returned 2.19% based on net asset value. For the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index, returned 1.80%.

Underlying Fund Strategies

•

The Fund invests in a portfolio of hedge funds as a means to gain exposure to various types of investment strategies in five major categories, including fundamental long/short, relative value, event-driven, directional trading and direct sourcing strategies.

•

Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value.

•

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

•

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the event.

•

Directional trading strategies seek to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis.

•

Direct sourcing strategies seek to garner profits from areas of the market that are underserved by traditional financial institutions by entering into direct transactions to provide financing to institutions or individuals. Typically, these strategies rely on a manager’s ability to source or access privately structured deals as well as fundamental research specific to each respective deal.

What factors influenced performance?

•

The Fund’s exposure to fundamental long/short strategies, which garnered profits from trading in equity and credit securities identified as being mispriced, made the largest contribution to positive performance during the period. Exposure to a number of event-driven strategies that benefited from increased corporate activity – such as reorganizations, post-reorganizational activity, mergers and bankruptcies – also had a positive impact on performance.

•	The Fund’s exposure to relative value strategies detracted from performance.

Describe recent portfolio activity.

•	The Fund added Blue Harbour Strategic Value Partners Offshore, Ltd., a Long/Short Credit manager. The Fund redeemed from Scout Capital Fund, Ltd. on April 1, 2014 after Scout closed its operations.

•

In the aggregate, the Fund’s position changes over the period resulted in increased exposure to fundamental long/short strategies and decreased exposure to relative value and direct sourcing strategies.

Describe portfolio positioning at period end.

•

At period end, the Fund held broad exposure across a spectrum of different hedge fund strategies. For purposes of financial reporting, the underlying hedge funds are categorized based on their primary underlying strategy exposure. In this regard, the categories of investment strategies as a percentage of the Fund’s long term investments are 39% fundamental long/short strategies, 24% event driven, 21% relative value, and 16% directional trading.

•

However, notwithstanding their categorization for financial reporting purposes, many of these hedge funds provide exposure to multiple types of underlying strategies. Based on such underlying strategy exposures, the Fund held 49% of its investments in fundamental long/short, 20% in event driven, 18% in relative value, 12% in directional trading and 1% in direct sourcing strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Fund Summary as of September 30, 2014

Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

Under normal market conditions, the Fund will invest, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies and cash strategies. The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors.

[3]

This index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal-weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. Returns are net of fees.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock Preferred Partners LLC Units	2.19%	6.73%	3.53%	6.23%	5.19%
HFRI Fund of Funds Composite Index	1.80	6.14	N/A	4.07	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution fees.

[6]	The Fund commenced operations on September 1, 2011.

N/A—Not applicable as index does not have a sales charge.

Past performance is not indicative of future results.

About Fund Performance

BlackRock Preferred Partners LLC Units incur a maximum initial sales charge of 3.00%, an annual distribution fee of 0.75% and an annual management fee of 0.75%.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a Member would pay on Fund distributions or the repurchase of Fund Units. A 2.00% early repurchase fee payable to the Fund may be charged to a member that tenders its Units to the Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. The Fund may, in its sole discretion, waive the early repurchase fee under certain circumstances described in the Fund’s prospectus. Performance data does not reflect this potential fee. Figures shown in the performance table assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer, may be worth more or less than their original cost.

The Fund’s investment advisor, BlackRock Advisors LLC (the “Advisor”), waived and/or reimbursed a portion of the Fund’s expenses during the periods described above. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

See “General Information” at the end of this Report for where additional information can be obtained.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014

Fund Information

The following charts show the ten largest holdings and investment strategies as a percentage of the Fund’s total investments:

Portfolio Holdings	Percent of Total Investments

Citadel Global Fixed Income Fund, Ltd., Class A	8%
Pentwater Event Fund, Ltd., Class F-NV-U	7
Fortress Asia Macro Fund Ltd., Class A	5
Myriad Opportunities Offshore Fund, Ltd.	5
One William Street Capital Offshore Fund, Ltd., Class AA	5
Glenview Capital Partners (Cayman), Ltd., Class G/84	5
Panning Overseas Fund, Ltd.	5
D.E. Shaw Oculus International Fund, Liquidity Class	4
York Investment, Ltd., Class D-U	4
Anchor Bolt Offshore Fund Ltd.	4

Investment Strategies[1]	Percent of Total Investments

Fundamental Long/Short	39%
Event Driven	24
Relative Value	21
Directional Trading	16

[1]

The Fund does not make direct allocations to the Direct Sourcing strategy due to the liquidity profile of the strategy. However, the Fund may occasionally have indirect exposure to the strategy through multi-strategy managers, who may have a small allocation to direct lending and reinsurance.

The table below summarizes the changes in the Fund’s monthly net asset value per Unit:

	9/30/14	3/31/14	Change	High	Low
Net Asset Value	$10.75	$10.52	2.19%	$10.75	$10.52

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and early repurchase fees; and (b) operating expenses, including investment advisory fees, distribution fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist members both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ member reports.

The expenses shown in the table are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or early repurchase fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical[3]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[2]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock Preferred Partners LLC	$1,000.00	$1,021.90	$10.14	$1,000.00	$1,015.04	$10.10	2.00%

[2]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014 (Unaudited)	(Percentages shown are based on Members’ Capital)

Portfolio Funds	Value
Directional Trading — 15.6%
D.E. Shaw Oculus International Fund, Liquidity Class	$3,341,256
Fortress Asia Macro Fund Ltd., Class A:
Series 05-2011	4,211,697
Series 02-2014	989,965
QMS Diversified Global Macro Offshore Fund Ltd., Class NV:
Series 01-2014	3,008,744
Series 02-2014	515,644
Series 03-2014	258,329

12,325,635

Event Driven — 23.7%
Aristeia International, Ltd., Class A:
Series A NV	2,976,009
Series 02-2014	345,719
Series 03-2014	244,100
Davidson Kempner International (BVI), Ltd., Class C, Tranche 3	1,652,323
Jet Capital Concentrated Offshore Fund, Ltd., Class E, Non-Voting Shares:
Series 1, 06-2011	3,218,707
Series 2, 02-2014	431,449
King Street Capital, Ltd., Class S, Series 53	2,673
Pentwater Event Fund, Ltd., Class F-NV-U:
Initial Series	5,407,180
Series 01-2014	326,656
Series 02-2014	540,251
York Investment, Ltd., Class D-U:
Series 1	3,232,606
Series 2-2014	375,250

18,752,923

Fundamental Long/Short — 38.0%
Anchor Bolt Offshore Fund Ltd.:
Class A1, Series 1	3,225,725
Class A1, Series 02-2014	296,886
Class A3, Series 03-2014	127,286
Blue Harbour Strategic Value Partners Offshore, Ltd., Class 1, Series 09-2014	2,400,720
Brigade Leveraged Capital Structures Offshore, Ltd., Class A5-NV(B), Series RU13	2,168,411
Claren Road Credit Fund, Ltd., Class A, Sub Class 1, Series 1	2,812,162
Glenview Capital Partners (Cayman), Ltd., Class G/84	3,592,492
Myriad Opportunities Offshore Fund, Ltd.:
Class B, Series 40	3,930,084
Class D, Series 21	1,483,874
One William Street Capital Offshore Fund, Ltd., Class AA:
Initial Series AA	3,657,640
Series 03-2013	332,988
Series 04-2013	110,036
Series 11-2013	1,095,821
Series 12-2013	109,003
Series 01-2014	380,212
Series 02-2014	321,859

Portfolio Funds	Value
Fundamental Long/Short (concluded)
Panning Overseas Fund, Ltd.:
Series A-1, Initial Series	$3,588,069
Series 03-2014	470,166

30,103,434

Relative Value — 20.3%
BG Fund, Class D	3,044,801
Citadel Global Fixed Income Fund, Ltd., Class A	6,045,971
HBK Multi-Strategy Offshore Fund Ltd., Class A, Sub-Class A, Series 1	674,427
Magnetar Capital Fund II, Ltd., Class G:
Series 14	746,861
Series 15	226,418
Series 16	186,132
Series 17	392,658
Series 18	472,987
Series 19	251,094
Series 20	227,853
Series 21	311,976
Series 22	127,816
Peak6 Achievement Fund, Ltd., Class E:
Initial Series	3,156,302
Series 02-2014	227,836

16,093,132
Total Investments (Cost $64,755,602) — 97.6%	77,275,124
Other Assets Less Liabilities — 2.4%	1,870,031

Members’ Capital — 100.0%	$79,145,155

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	7

Schedule of Investments (continued)

Notes to Schedule of Investments

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs). If the reporting entity has the ability to redeem its investment with the Portfolio Funds at the net asset value per share (or its equivalent) at the measurement date or within the near term and there are no other liquidity restrictions, the Fund’s investment in the Portfolio Fund will be considered Level 2.

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments). Investments in Portfolio Funds that are currently subject to liquidity restrictions that will not be lifted in the near term will be considered Level 3.

The Fund’s investments in Portfolio Funds not otherwise traded on an active exchange are classified within Level 2 or Level 3 of the fair value hierarchy as the value of these interests are primarily based on the respective net asset value reported by management of each Portfolio Fund rather than actual market transactions and other observable market data. The determination of whether such investment will be classified in Level 2 or Level 3 will be based upon the ability to redeem such investment within a reasonable period of time (within 90 days of the period end and any other month-end). If an investment in a Portfolio Fund may be redeemed within 90 days of the period end and any other month-end, and the fair value of the investment is based on information provided by management of the Portfolio Funds and has not been adjusted by BlackRock Advisors LLC, it is classified as Level 2; in all other cases it is classified as Level 3. Changes in redemption features may result in transfers into or out of an assigned level within the disclosure hierarchy. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Portfolio Funds:[1]
Directional Trading	—	$8,984,379	$3,341,256	$12,325,635
Event Driven	—	8,826,007	9,926,916	18,752,923
Fundamental Long/Short	—	4,980,573	25,122,861	30,103,434
Relative Value	—	3,044,801	13,048,331	16,093,132
Total	—	$25,835,760	$51,439,364	$77,275,124

[1]	In determining the classification of investments in Portfolio Funds included in the table above, no consideration was given to the classification of securities held by each underlying Portfolio Fund.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, cash of $30,645 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between Level 1 and Level 2 during the six months ended September 30, 2014.

See Notes to Financial Statements.

8	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to members’ capital. The following table is a reconciliation of Level 3 investments:

Assets:	Directional Trading	Event Driven	Fundamental Long/Short	Relative Value	Total
Opening Balance, as of March 31, 2014	$3,101,731	$10,083,924	$20,956,086	$13,041,251	$47,182,992
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	161,377	320,098	304,698	786,173
Net change in unrealized appreciation/depreciation[1,2]	239,525	381,803	1,246,677	(79,867)	1,788,138
Purchases	—	—	3,950,000	1,621,428	5,571,428
Sales	—	(700,188)	(1,350,000)	(1,839,179)	(3,889,367)

Closing Balance, as of September 30, 2014	$3,341,256	$9,926,916	$25,122,861	$13,048,331	$51,439,364

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014[2]	$239,525	$543,180	$1,566,775	$224,831	$2,574,311

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	9

Statement of Assets, Liabilities and Members’ Capital

September 30, 2014 (Unaudited)

Assets
Investments in Portfolio Funds at value (cost — $64,755,602)	$77,275,124
Cash	30,645
Investments in Portfolio Funds paid in advance	2,300,000
Investments in Portfolio Funds sold receivable	5,393,302
Receivable from advisor	54,504
Prepaid expenses	146

Total assets	85,053,721

Liabilities
Capital contributions received in advance	882,000
Repurchase offer payable	4,626,921
Advisory fees payable	152,852
Distribution fees payable	103,178
Officer’s and Directors’ fees payable	996
Other accrued expenses payable	142,619

Total liabilities	5,908,566

Members’ Capital	$79,145,155

Members’ Capital Consists of
Paid-in capital	$75,366,189
Accumulated net investment loss	(8,902,630)
Accumulated net realized loss	162,074
Net unrealized appreciation/depreciation	12,519,522

Members’ Capital	$79,145,155

Net Asset Value
Based on members’ capital of $79,145,155 and 7,365,018 Units outstanding	$10.75

See Notes to Financial Statements.

10	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Statement of Operations

Six Months Ended September 30, 2014 (Unaudited)

Investment Income
Dividends	$635

Expenses
Investment advisory	308,604
Distribution	308,604
Professional	161,585
Administration	31,909
Printing	28,023
Officer and Directors	4,324
Miscellaneous	64,050

Total expenses	907,099
Less fees waived and/or reimbursed by advisor	(84,189)

Total expenses after fees waived and/or reimbursed	822,910

Net investment loss	(822,275)

Realized and Unrealized Gain (Loss)
Net realized gain from investments	722,655
Net change in unrealized appreciation/depreciation on investments	1,827,026

Total realized and unrealized gain	2,549,681

Net Increase in Members’ Capital Resulting from Operations	$1,727,406

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	11

Statements of Changes in Members’ Capital

Increase (Decrease) in Members’ Capital:	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Operations
Net investment loss	$(822,275)	$(1,361,446)
Net realized gain	722,655	988,557
Net change in unrealized appreciation/depreciation	1,827,026	5,178,197

Net increase in members’ capital resulting from operations	1,727,406	4,805,308

Distributions to Members From[1]
Net investment income	—	(5,583,421)

Capital Transactions
Proceeds from the issuance of Units (excluding capital contributions received in advance)	9,726,268	28,854,561
Reinvestment of distributions	—	5,535,097
Repurchase of Units resulting from tender offers	(10,841,214)	(8,885,171)

Net increase (decrease) in members’ capital derived from capital transactions	(1,114,946)	25,504,487

Repurchase Fees
Repurchase fees	41,116	3,924

Members’ Capital
Total increase in members’ capital	653,576	24,730,298
Beginning of period	78,491,579	53,761,281

End of period	$79,145,155	$78,491,579

Accumulated net investment loss, end of period	$(8,902,630)	$(8,080,355)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Statement of Cash Flows

Six Months Ended September 30, 2014 (Unaudited)

Cash Used for Operating Activities
Net increase in members’ capital resulting from operations	$1,727,406
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used for operating activities:
Increase in investments in Portfolio Funds paid in advance	(850,000)
Increase in receivable from advisor	(34,340)
Decrease in prepaid expenses	871
Increase in investment advisory fees payable	51,147
Increase in distribution fees payable	1,473
Increase in officer’s and Directors’ fees payable	655
Increase in other accrued expenses payable	4,461
Net realized gain on investments	(722,655)
Net change in unrealized appreciation/depreciation on investments	(1,827,026)
Purchases of long-term investments	(5,450,000)
Proceeds from sales of long-term investments	4,504,272

Net cash used for operating activities	(2,593,736)

Cash Used for Financing Activities
Capital contributions received in advance	882,000
Proceeds from issuance of Units	7,033,888
Payments on Units repurchased	(9,685,893)
Proceeds from repurchase fees	41,116

Net cash used for financing activities	(1,728,889)

Cash
Net decrease in cash	(4,322,625)
Cash at beginning of period	4,353,270

Cash at end of period	$30,645

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	13

Financial Highlights

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31,		Period September 1, 2011[1] to March 31, 2012
		2014	2013
Per Unit Operating Performance
Net asset value, beginning of period	$10.52	$10.59	$10.16	$10.00 [2]

Net investment loss[3]	(0.11)	(0.22)	(0.20)	(0.11)
Net realized and unrealized gain[4]	0.34	0.98	1.02	0.27

Net increase from investment operations	0.23	0.76	0.82	0.16

Distributions from net investment income[5]	—	(0.83)	(0.39)	—

Net asset value, end of period	$10.75	$10.52	$10.59	$10.16

Total Return[6]
Based on net asset value	2.19%[7]	7.31%	8.12%	1.60%[7]

Ratios to Average Members’ Capital
Total expenses	2.22%[8,9]	2.37%[8]	3.34%[8]	5.84%[8,9,10]

Total expenses after fees waived and/or reimbursed	2.00%[8,9]	2.00%[8]	2.00%[8]	2.00%[8,9]

Net investment loss	(2.00)%[8,9]	(2.00)%[8]	(2.00)%[8]	(2.00)%[8,9]

Supplemental Data
Members’ capital, end of period (000)	$79,145	$78,492	$53,761	$31,070

Portfolio turnover rate	7%	15%	25%	4%

[1]

Commencement of operations. Reflects activity prior to September 1, 2011, related to the initial seeding of the Fund. This information includes the initial investment by
BlackRock HoldCo 2, Inc., a wholly owned subsidiary of BlackRock, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.

[3]	Based on average units outstanding.

[4]	Includes repurchase fees, which are less than $0.005 per unit.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the units of which are offered at net asset value. No secondary market for the Fund’s units exists.

[7]	Aggregate total return.

[8]

Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 6.60% for the six months ended September 30, 2014, 6.87% for the year ended March 31, 2014, 7.40% for the year ended March 31, 2013 and 6.07% for the period September 1, 2011 to March 31, 2012.

[9]	Annualized.

[10]	Organization expenses were not annualized in the calculation of expense ratios. If these ratios were annualized, the total expenses would have been 6.63%.

See Notes to Financial Statements.

14	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Preferred Partners LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. The Fund is organized as a Delaware limited liability company. The Fund continuously offers one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge of up to 3.00%.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in interests in private funds or other pooled investment vehicles (collectively the “Portfolio Funds”), and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the “Global Valuation Committee”) the responsibility for the day-to-day oversight of the valuation of the Fund’s investments pursuant to the Valuation Procedures. The Fund will invest in Portfolio Funds selected by and unaffiliated with BlackRock Advisors, LLC (the “Advisor”), an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”).

In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Fund’s Board of Directors (the “Board”), considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s-length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP and will, in effect, be the fair value of each Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case. The Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Advisor may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in a Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where the Portfolio Funds do not provide valuations as contemplated above

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	15

Notes to Financial Statements (continued)

(such circumstances being collectively referred to as “Adjusted Fair Values”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis. As of September 30, 2014, the Advisor did not adjust any values received for the Portfolio Funds.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions: Distributions from net investment income and capital gains are declared and paid annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative members’ capital or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investments in Portfolio Funds:

Information reflecting the Fund’s investments in Portfolio Funds as of September 30, 2014 is summarized below. The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Fund as of September 30, 2014.

Investment	Value	% of Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Directional Trading
D.E. Shaw Oculus International Fund, Liquidity Class	$3,341,256	4.2%	Latin America, North America, PacRim Developed, Western Europe	Quarterly
Fortress Asia Macro Fund Ltd., Class A:
Series 05-2011	4,211,697	5.3	Global	Quarterly
Series 02-2014	989,965	1.3
QMS Diversified Global Macro Offshore Fund Ltd, Class NV:
Series 01-2014	3,008,744	3.8	Global	Monthly
Series 02-2014	515,644	0.7
Series 03-2014	258,329	0.3
Event Driven
Aristeia International, Ltd., Class A:
Series A NV	2,976,009	3.8	North America, Western Europe	Quarterly
Series 02-2014	345,719	0.4
Series 03-2014	244,100	0.3
Davidson Kempner International (BVI), Ltd., Class C, Tranche 3	1,652,323	2.1	Africa/Mid East, Central/South Asia, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly

16	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Investment	Value	% of Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Event Driven (continued)
Jet Capital Concentrated Offshore Fund, Ltd. Class E, Non-Voting Shares:
Series 1, 06-2011	$3,218,707	4.1%	Africa/Mid East, Central/South Asia, Eastern Europe	Monthly
Series 2, 02-2014	431,449	0.5
King Street Capital, Ltd., Class S, Series 53	2,673	0.0	PacRim Developed, Western Europe	Quarterly
Pentwater Event Fund, Ltd., Class F-NV-U:
Initial Series	5,407,180	6.8	North America, PacRim Developed, Western Europe	Monthly
Series 01-2014	326,656	0.4
Series 02-2014	540,251	0.7
York Investment, Ltd., D-U:
Series 1	3,232,606	4.1	North America, Western Europe	Quarterly
Series 2-2014	375,250	0.5
Fundamental Long/Short
Anchor Bolt Offshore Fund Ltd.:
Class A1, Series 1	3,225,725	4.1	Global	Quarterly
Series 02-2014	296,886	0.4
Series 03-2014	127,286	0.2
Blue Harbour Strategic Value Partners Offshore, Ltd., Class 1, Series 09-2014	2,400,720	3.0	North America	Annually
Brigade Leveraged Capital Structures Offshore, Ltd., Series RU13	2,168,411	2.7	North America, PacRim Developed, Western Europe	Quarterly
Claren Road Credit Fund, Ltd., Class A, Sub Class 1, Series 1	2,812,162	3.6	North America, Western Europe	Quarterly
Glenview Capital Partners (Cayman), Ltd., Series G/84	3,592,492	4.5	North America, Western Europe	Quarterly
Myriad Opportunities Offshore Fund, Ltd.:
			Central/South Asia, PacRim Developed,
Class B, Series 40	3,930,084	5.0	PacRim Emerging	Quarterly
Class D, Series 21	1,483,874	1.9
One William Street Capital Offshore Fund, Ltd., Class AA:
Initial Series AA	3,657,640	4.6	North America	Quarterly
Series 03-2013	332,988	0.4
Series 04-2013	110,036	0.1
Series 11-2013	1,095,821	1.4
Series 12-2013	109,003	0.1
Series 01-2014	380,212	0.5
Series 02-2014	321,859	0.4
Panning Overseas Fund, Ltd.:
Series A-1, Initial Series	3,588,069	4.5	North America, Western Europe	Quarterly
Series 03-2014	470,166	0.6
Relative Value
BG Fund, Class D	3,044,801	3.8	North America, PacRim Developed, Western Europe	Monthly
Citadel Global Fixed Income Fund, Ltd., Class A	6,045,971	7.6	North America, Western Europe	Monthly
HBK Multi-Strategy Offshore Fund Ltd., Class A, Sub-Class A, Series 1	674,427	0.9	Eastern Europe, Latin America, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Magnetar Capital Fund II, Ltd., Class G:
Series 14	746,861	0.9	North America, Western Europe	Quarterly
Series 15	226,418	0.3
Series 16	186,132	0.2
Series 17	392,658	0.5
Series 18	472,987	0.6
Series 19	251,094	0.3
Series 20	227,853	0.3
Series 21	311,976	0.4
Series 22	127,816	0.2

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	17

Notes to Financial Statements (continued)

Investment	Value	% of Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Relative Value (continued)
Peak6 Achievement Fund, Ltd., Class E:
Initial Series	$3,156,302	4.0%	North America, Western Europe	Monthly
Series 02-2014	227,836	0.3
Total	$77,275,124	97.6%

* Primary Geographic Locations is based upon information of which the Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Fund invests. The Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Fund with respect to investments held by the Portfolio Funds as of September 30, 2014. This information has not been independently verified by the Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

** Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 3% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Relative Value (a)	$16,093,132	—	$7,616,180	$3,384,138	Monthly, Quarterly	60-90 Days
Fundamental Long/Short (b)	30,103,434	—	—	25,122,862	Quarterly, Annually	45-90 Days
Event Driven (c)	18,752,923	$2,673	1,568,522	3,650,156	Monthly, Quarterly	30-90 Days
Directional Trading (d)	12,325,635	—	2,784,268	—	Monthly, Quarterly	30-75 Days
Total	$77,275,124	$2,673	$11,968,970	$32,157,156

(1) Represents private investment funds that cannot be voluntarily redeemed by the Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from September 30, 2014, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision, which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments ranged from 6 to 23 months at September 30, 2014.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

(a) Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2014. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(b) Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2014. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

18	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

(c) Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2014. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(d) Directional trading seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2014. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

The Fund had no unfunded capital commitments as of September 30, 2014.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with the Advisor to provide investment advisory services. The Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 0.75% of the Fund’s month-end members’ capital.

The Advisor had entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor paid BFM for services it provided, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Advisor. Effective July 1, 2014, the sub-advisory agreement with BFM expired.

The Fund has entered into an expense limitation agreement (“Expense Agreement”) in which the Advisor has agreed to reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% per annum of the Fund’s average month-end members’ capital (the “Expense Cap”). Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Agreement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to BlackRock Investments, LLC (“BRIL”) or financial intermediaries.

If the Fund has received a waiver or reimbursement from the Advisor within the prior two fiscal years and the Fund’s operating expenses are less than the expense limit for the Fund, the Advisor is entitled to be reimbursed by the Fund up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the Fund exceeds the operating expenses of the Fund for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Advisor or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for the Fund is changed subsequent to a fiscal year in which the Advisor becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Advisor shall be calculated by reference to the expense limit for the Fund in effect at the time the Advisor became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the Fund.

On September 30, 2014, the amounts subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring March 31,
2015	2016	2017
$600,838	$242,757	$84,189

The Fund entered into a Distribution Agreement with BRIL, an affiliate of the Advisor. Pursuant to a Distribution Plan approved by the Fund’s Board, the Fund pays BRIL ongoing distribution fees. The fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	19

Notes to Financial Statements (continued)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Advisor for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officers and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2014 were $5,450,000 and $8,647,387, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its members. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the three periods ended March 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2014, the Fund had a capital loss carryforward, with no expiration dates, available to offset future realized capital gains of $328,411.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$75,645,689

Gross unrealized appreciation	$1,749,427
Gross unrealized depreciation	(119,992)

Net unrealized appreciation	$1,629,435

7. Principal Risk:

The Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Portfolio Funds in which the Fund is invested utilize a wide variety of financial instruments in their trading strategies including over-the-counter options, financial futures contracts, forward contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations. In determining the fair values for these financial instruments, the Portfolio Funds will make estimates about future interest rates, default probabilities, volatilities and other pricing factors. These estimates of fair value could differ from actual results.

The Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Fund’s investments in Portfolio Funds recorded as assets on the Statement of Assets, Liabilities and Members’ Capital.

The Fund is designed primarily for long term investors and an investment in the Fund’s Units should be considered to be illiquid. The Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board or it’s delegate. The Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Fund expenses.

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Fund is subject to certain redemption/ withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

20	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)

Certain of the Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. The Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Fund is permitted to liquidate its interest in the Portfolio Fund, any interest the Fund retains in such Portfolio Fund remains subject to continued exposure to changes in valuations.

The Fund also invests in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Fund’s requested redemption/withdrawal below the requested amount. The amount of the Fund’s assets subject to lockups and gates is described in Note 3.

8. Capital Transactions:

For the year ended March 31, 2014, Units issued and outstanding increased 1,851,526 as a result of Units sold and 532,221 for reinvestment of distributions. For the six months ended September 30, 2014, Units issued and outstanding decreased 95,428 as a result of Units repurchased in tender offers. At September 30, 2014, 2,412,329 Units were owned by BlackRock Holdco 2, Inc., an affiliate of the Fund.

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board.

The Fund may choose to conduct quarterly tender offers for up to 15% of its net asset value at the time in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding Units at the Fund’s net asset value on the valuation date for the tender offer, which would generally be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

Tender offers were as follows:

Commencement Date[1]	Valuation Date	Units Offered to Repurchase	Tendered Units
June 28, 2013	September 30, 2013	816,555	20,420
September 27, 2013	December 31, 2013	866,423	407,864
December 26, 2013	March 31, 2014	989,446	330,000
March 27, 2014	June 30, 2014	1,144,353	581,318
June 27, 2014	September 30, 2014	1,169,187	430,411
September 26, 2014	December 31, 2014	1,134,890	—	[2]

[1]	Date the tender offer period begins.

[2]

The number of tendered Units will be included in each of the Fund’s final amendments to its Schedule TO related to each tender offer. Each final amendment will be filed with the Securities and Exchange Commission (“SEC”) upon payment of the final proceeds. The proceeds are paid in accordance with the terms and dates described in each Schedule TO filed with the SEC (typically an initial payment of approximately 90% within 45 days and the balance within 90 days from the tender offer’s valuation date).

Tendered Unit amounts are shown as repurchase of Units resulting from tender offers in the Statements of Changes in Members’ Capital.

A 2.00% early repurchase fee payable to the Fund will be charged to any member that tenders its Units to the Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program.

The Fund may, in its sole discretion, waive the early repurchase fee under certain circumstances described in the Fund’s prospectus.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	21

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Preferred Partners LLC (the “Fund”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and the Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Fund and its members. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against its custom benchmark, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its custom benchmark; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services such as marketing and distribution and call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Fund; services provided to the Fund by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the

22	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

investment performance of the Fund as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of the Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a relevant benchmark. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial and continuous public offering of the Fund’s shares and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	23

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for and analysis of the Fund’s performance. In connection with its review, the Board received and reviewed information provided by BlackRock regarding the investment performance of the Fund as compared with its custom benchmark as determined by BlackRock. The Board was provided with a description of the customized benchmark used by BlackRock to prepare the information regarding the Fund’s performance. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for each of the one-year and since-inception periods reported, the Fund exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees, but excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Fund has entered into an expense limitation agreement in which BlackRock has agreed to reimburse certain operating and other expenses of the Fund in order to limit certain expenses, to a specified amount, of the Fund’s average members’ capital.

The Board also received and considered information relating to the Fund’s distribution arrangements, and in particular that the Fund would pay an ongoing distribution fee at the annual rate of 0.75% of the Fund’s month-end net asset value to its distributor, BlackRock Investments, LLC, an affiliate of BlackRock (the “Distributor”). The Board noted that the Distributor generally would pay substantially all of these ongoing fees to financial intermediaries hired by the Distributor to distribute shares of the Fund, but that the Distributor may, in certain circumstances, retain all or a portion of the ongoing distribution fee. In evaluating the benefit of these fees to the Distributor and its affiliates (including BlackRock), the Board noted that: (i) the Distributor generally would not retain these fees, but rather generally would pay them to third-party financial intermediaries; and (ii) these fees would be

24	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

paid pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act. The Board also recognized that BlackRock or BlackRock’s affiliates may make additional payments to third-party financial intermediaries from their own assets to promote the distribution of the Fund’s shares and noted BlackRock’s and the Distributor’s view that such payments are made from their own resources, including their legitimate profits, and do not constitute an indirect use of Fund assets for distribution purposes. Upon evaluating these distribution arrangements, the Board concluded that these ongoing distribution fees did not result in a material benefit to the Distributor and its affiliates (including BlackRock).

Additionally, the Board noted that the Fund’s investment program entailed investing in a portfolio of hedge funds. As a result of this investment program, the Board recognized that Fund members would pay two layers of expense – one set of expenses would be borne indirectly and arise from the Fund’s status as an investor in hedge funds, and the other set of expenses would be borne directly by the members as investors in the Fund. The Board noted the level of indirect expenses members would bear as a result of the Fund’s status as a hedge fund investor, noting that hedge fund management fees were generally expected to range between 1% and 3% (annualized) of the hedge fund’s average net asset value and that hedge fund performance allocations or fees were generally expected to range between 15% and 25% of the hedge fund’s net profits. The Board noted that these fees and expenses were a necessary component of the Fund’s investment program, that they would generally fluctuate from year to year and that the BlackRock’s fees were appropriately calibrated in light of these indirect expenses

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

The Board noted that unlike most closed-end funds that generally do not experience substantial growth after the initial public offering, the Fund’s shares are continuously offered and have the potential for growth beyond initial projections used in establishing the Fund’s fee structure. The Board, to the extent it was able to identify any actual or potential economies of scale, considered whether any actual or potential economies of scale were being realized and concluded that the Fund’s fee structure, at this time, appropriately reflected any actual or potential economies of scale presently being realized. The Board noted that it would continue to consider the realization of economies of scale as the Fund grows and in subsequent Board meetings.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending, cash management, distribution and shareholder services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	25

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund and its members. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members, and discussions between such Board Members and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Administrator BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Westborough, MA 01581

The Fund is currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	27

Additional Information

General Information

Quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found under “Alternative Investments” on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to provide public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Members desiring to obtain the Fund’s most recently calculated NAV may contact the Fund’s administrator, The Bank of New York Mellon, at 1-866-211-4521. The Fund’s most recently calculated NAV can also be obtained by visiting www.blackrock.com/ funds and clicking on “Alternative Investments.”

Electronic Delivery

Members can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of member documents, including prospectuses, annual and semi-annual reports and proxy statements, to members with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of member documents. Mailings of your member documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those

28	BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014

Additional Information (concluded)

BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PREFERRED PARTNERS LLC	SEPTEMBER 30, 2014	29

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Prefp-9/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Partners LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Preferred Partners LLC

Date: December 2, 2014

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